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                                                                    Exhibit 10.6


                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Second Amendment to Purchase and Sale Agreement ("Second Amendment") amends that certain Purchase and Sale Agreement (the "Agreement") by and between TH Group, Inc., a California corporation ("Seller"), and ARV Assisted Living, Inc., a California corporation ("Buyer"), dated as of February 12, 1998, and amended as of March 2, 1998. All capitalized terms not defined herein shall have the same definition as in the Agreement.

15. Section 1.2 of the Agreement is amended to delete therefrom the reference to U.S.$12,500,000.00 and to substitute therefor U.S.$14,500,000.00.

16.  Sections 6.1.1 and 6.2.1 shall be amended to read:

          Concurrent Closings. The Initial Closings under the Hillsdale Transaction and the 270 Transactions shall be closed concurrently with the Closing.

17. Section 8.1.1 shall be amended to delete therefrom the date "April 30, 1998" and to add thereto the date "June 1, 1998."

18. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

19. Except as amended herein, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment effective as of the 6th day of April, 1998.

"SELLER"              TH Group, Inc.
                      a California Corporation

                      By: /s/ Richard B. Stein
                          --------------------------------
                      Its: President
                          --------------------------------


"BUYER"               ARV Assisted Living, Inc.
                      a California corporation

                      By: /s/ Sheila M. Muldoon
                          --------------------------------
                          Sheila M. Muldoon, Senior Vice President


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